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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                           -----------------------

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                               SEPTEMBER 20, 1996


                           -----------------------


                               THE COMPANY DOCTOR
             (Exact name of registrant as specified in its charter)



     DELAWARE                      1-14150                    72-1234136
(State of Incorporation)    (Commission File No.)          (I.R.S. Employer
                                                          Identification No.)


                                   SUITE 1800
                         5215 NORTH O'CONNOR BOULEVARD
                              IRVING, TEXAS 75039
                    (Address of principal executive offices)



                                 (572) 401-8300
              (Registrant's telephone number, including area code)
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ITEM 1.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On September 20, 1996, The Physician Group, P.A. (the "Physician Group") acquired all of the outstanding capital stock of Robert G. Duchouquette, M.D., P.A. (the "P.A."). The Physician Group is a Texas professional association of physicians and other medical professionals which is affiliated with The Company Doctor (the "Company"). The P.A. owns and operates the Beltline North Occupational Health Clinic, which constitutes the medical practice (the "Practice") of Robert G. Duchouquette, M.D. (the "Physician"). The acquisition was completed pursuant to the terms and conditions of a Stock Purchase Agreement and related documents and agreements dated September 20, 1996 by and among the Physician Group, the Company, the Physician and the P.A. (the "Agreements").

           Simultaneously with the execution of the Agreements, the Company and the Physician Group entered into an addendum to their practice management agreement pursuant to which the Company manages the various medical practices of the Physician Group to include the Practice. In connection with the addendum to the practice management agreement, the Company issued 63,380 shares of Common Stock of the Company (the "Shares") to the Physician Group. As a result of the acquisition and addendum, the Company now manages seven clinics in the Dallas-Fort Worth area, and a total of eleven clinics located in Texas, Louisiana and Arkansas. The Company assists the Physician Group in the marketing and expansion of their medical practices, and has been assisting in the marketing and management of the Practice since July 1, 1996.

           Pursuant to the Agreement, the Physician Group acquired all of the outstanding shares of capital stock of the P.A. in exchange for (i) assignment of the 63,380 Shares, (ii) an option (the "Option") to be granted on September 20 of each year for so long as the Physician is employed by the Physician Group as either a Staff Physician or a Regional Medical Director to purchase that number of shares of Common Stock of the Company which has a total "market value" (as defined below) equal to $100,000, (iii) $843,750 in cash, and (iv) a promissory note (the "Note") in the principal amount of $843,750, all as more fully described below.

           For purposes of calculating the numbers of shares which become purchasable under each Option each September 20, the purchase price of such shares and the "Sale Right" described below, "market value" equals the average closing trading price of the Common Stock during the five trading days prior to the date of the event requiring the calculation of "market value". Each Option is valid for a period of six years from its respective September 20 grant date.

           The Note is payable by the Physician Group to the Physician, secured by the assets and capital stock of the P.A. and is guaranteed by the Company. The Note bears interest at the rate of 8.5% per annum, and provides for payment of interest-only on January 31, 1997 with all unpaid principal and accrued interest due on April 30, 1997. Upon the occurrence of an event





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of default under the Note, the Physician may, in lieu of exercising any other remedies which might be available to him, rescind the sale of the P.A. In such event, all of the stock of the P.A. would be returned to the Physician; the Physician would return the Shares; the Option would be cancelled; the right to demand registration of the Common Stock (as described below) would be terminated; all employment agreements could be voided at the option of the Physician; and the lease of the facility in which the Practice is conducted could be terminated.

           The Physician has been granted demand registration rights with respect to the Shares. At any time before December 15, 1996, the Physician may demand that the Company register the Shares. Upon such a demand, the Company will use its best efforts to file and cause a registration statement to become effective by February 28, 1997. If the Shares have not been registered by such date, then until April 28, 1997, the Physician has the right to sell the Shares back to the Company (the "Sale Right") for the greater of $562,500 or the "market value" (as defined below) of the Shares. The Physician has agreed that he will not sell, assign, burden, pledge or encumber more than 1\12 of the Shares during any month for the period of one year, and that no sales of the Shares may be made prior to the earlier of registration of such Shares or February 29, 1997.

           The Physician has entered into a standard physician employment agreement with the Physician Group to perform as a Staff Physician for standard compensation rates. In addition, the Physician has entered into a standard Regional Medical Director employment agreement to serve as Regional Medical Director of the Practice.

           The Company and the Physician Group entered into a lease for the facilities in which the Practice is located. The facilities are owned by a limited partnership of which the Physician and his spouse are the General Partners. The lease provides for a ten year term commencing on October 1, 1996, and provides for monthly rent of $8,000, adjusted annually by the most recently calculated CPI for the previous twelve months.

           The closing of the transactions contemplated by the Agreement was consummated on September 20, 1996, to be effective as of July 1, 1996.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not applicable.

ITEM 5.    OTHER EVENTS

           Not applicable.





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ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) It is impracticable to provide the required financial statements relative to the Practice at this time. In accordance with Item 7(a)(1), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

           (b) It is impracticable to provide the required pro forma financial information relative to the Practice and the Registrant at this time. In accordance with Item 7(b)(2), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

           (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                  Reg. S-K
Exhibit No.            Description                                Item No.
-----------            -----------                                --------

   2.10       Stock Purchase Agreement by and among Robert G.
              Duchouquette, M.D., P.A., Robert G. Duchouquette,
              M.D. and The Physician Group, P.A., including
              Form of Note, Pledge Agreement and Security
              Agreement                                              2

   2.11       Stock Option Agreement by and between Robert G.
              Duchouquette, M.D. and the Company                     2

   2.12       Registration Rights Agreement by and between
              Robert G Duchouquette, M.D. and the Company            2

  10.3.7      Commercial Real Estate Lease by and between
              Quad Corners Investments, Ltd. and the Company        10

ITEM 8.    CHANGE OF FISCAL YEAR

           Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COMPANY DOCTOR



Date:  October 3, 1996           By:  /s/ Fred G. Parrish
                                    ----------------------------------------
                                    Fred G. Parrish, Chief Operating Officer





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                                 EXHIBIT INDEX


                                                                     Reg. S-K
Exhibit No.           Description                                    Item No.
-----------           -----------                                    --------

   2.10      Stock Purchase Agreement by and among Robert G.
             Duchouquette, M.D., P.A., Robert G. Duchouquette,
             M.D. and The Physician Group, P.A., including
             Form of Note, Pledge Agreement and Security
             Agreement                                                  2

   2.11      Stock Option Agreement by and between Robert G.
             Duchouquette, M.D. and the Company                         2

   2.12      Registration Rights Agreement by and between
             Robert G Duchouquette, M.D. and the Company                2

  10.3.7     Commercial Real Estate Lease by and between
             Quad Corners Investments, Ltd. and the Company            10